EXHIBIT 99.2

BEACH BUSINESS BANK

FINANCIAL STATEMENTS

JUNE 30, 2012 AND DECEMBER 31, 2011

BEACH BUSINESS BANK

STATEMENTS OF FINANCIAL CONDITION
(Unaudited)

ASSETS
	June 30, 2012	December 31, 2011

Cash and Due from Banks	$5,867,295	$4,904,010
Interest-Bearing Deposits in Financial Institutions	43,548,104	23,289,307
Federal Funds Sold	11,930,000	5,755,000
TOTAL CASH AND CASH EQUIVALENTS	61,345,399	33,948,317

Time Deposits in Financial Institutions	4,673,939	6,214,238

Investment Securities Available for Sale	5,602,940	5,824,992

Loans Held for Sale	-	14,079,107

Loans:
Construction and Land Development	6,149,618	5,700,713
Real Estate - Other	139,874,970	139,235,889
Commercial	95,628,857	101,773,149
Consumer	185,226	245,421
TOTAL LOANS	241,838,671	246,955,172
Net Deferred Loan (Fees) Costs	(654,404)	(459,138)
Allowance for Loan Losses	(5,831,710)	(5,941,560)
NET LOANS	235,352,557	240,554,474

Premises and Equipment	450,082	307,846
Federal Home Loan and Other Bank Stock, at Cost	1,516,033	1,447,846
Deferred Income Tax	600,000	495,000
Other Real Estate Owned ("OREO")	114,205	-
Accrued Interest and Other Assets	2,289,772	2,255,511

TOTAL ASSETS	$311,944,927	$305,127,331

The accompanying notes are an integral part of these financial statements.

BEACH BUSINESS BANK

STATEMENTS OF FINANCIAL CONDITION
(Unaudited)

LIABILITIES AND SHAREHOLDERS' EQUITY
	June 30, 2012	December 31, 2011
Deposits:
Noninterest-Bearing Demand	$83,567,370	$66,987,403
Interest-bearing Demand	15,854,145	18,302,295
Money Market Accounts	39,453,522	34,744,294
Savings	118,509,394	115,596,210
Time Deposits Under $100,000	3,459,295	7,762,409
Time Deposits $100,000 and Over	10,216,324	7,664,494
TOTAL DEPOSITS	271,060,050	251,057,105
Other Borrowings	2,315,214	13,500,000
Accrued Interest and Other Liabilities	5,251,260	5,493,222
TOTAL LIABILITIES	278,626,524	270,050,327

Commitments and Contingencies	-	-

Shareholders' Equity:
Preferred Stock - 10,000,000 Shares Authorized, No Par Value,
Series A Shares and Series B Shares Issued and
Outstanding 6,000 and 300, Respectively	-	3,153,110
Common Stock - 30,000,000 Shares Authorized, No Par Value;
Shares Issued and Outstanding, 4,248,360 in 2012
4,046,733 in 2011	38,819,067	37,821,835
Additional Paid-in Capital	1,355,181	1,341,400
Accumulated Deficit	(6,863,368)	(7,264,237)
Accumulated Other Comprehensive Income - Unrecognized
Gain on Available-for-Sale Securities	7,523	24,896
TOTAL SHAREHOLDERS' EQUITY	33,318,403	35,077,004

	$311,944,927	$305,127,331

The accompanying notes are an integral part of these financial statements.

BEACH BUSINESS BANK

STATEMENTS OF INCOME
For the Six Months Ended June 30, 2012 and 2011
(Unaudited)

	For the Six Months Ended
	June 30, 2012	June 30, 2011
INTEREST INCOME
Interest and Fees on Loans	$7,193,063	$7,606,707
Interest on Interest-Bearing Deposits	44,840	52,902
Interest on Investment Securities	98,775	109,894
Interest on Federal Funds Sold	8,607	16,192
TOTAL INTEREST INCOME	7,345,285	7,785,695
INTEREST EXPENSE
Interest-bearing demand deposits	37,224	44,809
Interest on Money Market	128,270	164,928
Interest on Savings	466,897	622,696
Interest on Time Deposits	237,024	469,521
Interest on Other Borrowings	135	54
TOTAL INTEREST EXPENSE	869,550	1,302,008
NET INTEREST INCOME	6,475,735	6,483,687
Provision for Loan Losses	850,000	686,000
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,625,735	5,797,687
NONINTEREST INCOME
Service Charges, Fees and Other	315,408	291,186
Loan Servicing	258,003	201,022
Gain on Sale of Loans	715,360	608,989
Gain on Sale of OREO	44,372	1,900
	1,333,143	1,103,097
NONINTEREST EXPENSE
Salaries and Employee Benefits	3,451,643	3,335,618
Occupancy and Equipment Expense	538,629	550,780
Data Processing Expense	209,297	160,762
Professional Services Expense	243,088	424,069
Regulatory Expense	211,510	230,257
OREO Expense	39,543	25,875
Other Expenses	1,671,550	1,175,674
	6,365,260	5,903,035
INCOME BEFORE INCOME TAXES	593,618	997,749
Income Taxes	-	-
NET INCOME	593,618	997,749
Less Preferred Stock Dividends and Discount Accretion	(192,749)	(193,500)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$400,869	$804,249

NET INCOME PER SHARE - BASIC	$0.10	$0.20

NET INCOME PER SHARE - DILUTED	$0.09	$0.20

The accompanying notes are an integral part of these financial statements.

BEACH BUSINESS BANK

STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	For the Six Months Ended
	June 30, 2012	June 30, 2011

Net Income	$593,618	$997,749

Other Comprehensive Income, Net of Tax:
Net Unrealized Gain on Available-for-Sale Securities,
Net of Tax of $8,249 and $0 in 2012 and 2011, Respectively	(17,373)	(15,515)

Comprehensive Income	$576,245	$982,234

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
For the Year Ended December 31, 2011 and the Six Months Ended June 30, 2012
(Unaudited)

								Accumulated
		Preferred Stock		Common Stock				Other
	Comprehensive	Number of		Number of		Additional	Accumulated	Comprehensive
	Income	Shares	Amount	Shares	Amount	Paid-in Capital	Deficit	Income	Total

Balance at December 31, 2010		6,300	$6,093,110	4,036,984	$37,779,845	$1,245,400	$(8,986,398)	$51,762	$36,183,719

Stock-Based Compensation						137,990			137,990

Dividends Paid on Preferred Stock							(249,833)		(249,833)
Accretion on Preferred Stock			60,000				(60,000)		-
Redemption of Preferred Stock		(3,000)	(3,000,000)						(3,000,000)

Issuance of Stock to Employees in
Exchange for Services Rendered				9,749	41,990	(41,990)			-
Comprehensive Income:
Net Income	$2,031,994						2,031,994		2,031,994
Unrealized Gain on
Available-for-Sale Securities	(26,866)							(26,866)	(26,866)
Total Comprehensive Income	$2,005,128

Balance at December 31, 2011		3,300	3,153,110	4,046,733	37,821,835	1,341,400	(7,264,237)	24,896	35,077,004

Stock-Based Compensation						190,020			190,020

Dividends Paid on Preferred Stock							(45,859)		(45,859)
Accretion on Preferred Stock			146,890				(146,890)		-
Redemption of Preferred Stock		(3,300)	(3,300,000)						(3,300,000)

Issuance of Stock to Employees in
Exchange for Services Rendered				55,627	247,387		-		247,387
Exercise of Stock Options				146,000	749,845		-		749,845
Cancellation of Stock Options						(176,239)			(176,239)
Comprehensive Income:
Net Income	$593,618						593,618		593,618
Unrealized Loss on
Available-for-Sale Securities	(17,373)							(17,373)	(17,373)
Total Comprehensive Income	$576,245

Balance at June 30, 2012		-	$-	4,248,360	$38,819,067	$1,355,181	$(6,863,368)	$7,523	$33,318,403

The accompanying notes are an integral part of these financial statements.

BEACH BUSINESS BANK

STATEMENTS OF CASH FLOWS
(Unaudited)
	June 30, 2012	June 30, 2011
OPERATING ACTIVITIES
Net Income	$593,618	$997,749
Adjustments to Reconcile Net Income to Net Cash
From Operating Activities:
Depreciation and Amortization	108,709	99,545
Stock-Based Compensation	190,020	48,000
Deferred Taxes	(96,000)	-
Provision for Loan Losses	850,000	686,000
Other Real Estate Owned Write down and Loss on Sale	-	93,632
Loans Originated for Sale	-	(7,715,843)
Proceeds from Sale of Loans	14,722,049	8,460,113
Gain on Sale of OREO	(44,395)	(1,900)
Gain on Sale of SBA Loans	(715,360)	(608,989)
Other Items	(353,036)	1,490,878
NET CASH FROM OPERATING ACTIVITIES	15,255,605	3,549,185

INVESTING ACTIVITIES
Net Change in Time Deposits in Other Banks	1,540,299	(1,546,012)
Purchase of Securities Available for Sale	(2,000,000)	(2,000,000)
Proceeds from Maturities of Securities Available for Sale	2,195,000	190,000
Net Change in Loans	4,310,130	6,140,433
Proceeds from the Sale of Other Real Estate Owned	121,887	178,783
Purchases of Federal Home Loan Bank and Other Bank Stock	(68,187)	(192,400)
Purchases of Premises and Equipment	(250,945)	(113,239)
NET CASH FROM INVESTING ACTIVITIES	5,848,184	2,657,565

FINANCING ACTIVITIES
Net Increase in Demand Deposits and Savings Accounts	21,754,230	907,193
Net Decrease in Time Deposits	(1,751,285)	(1,825,362)
Net Change in Other Borrowings	(11,184,786)	(3,753,828)
Repurchase of Preferred Stock	(3,300,000)	-
Cancellation of Stock Options	(45,859)	(163,500)
Payment of Dividends on Preferred Stock	(176,239)
Exercise of Stock Options and Restricted Stock	997,232
NET CASH FROM FINANCING ACTIVITIES	6,293,293	(4,835,497)
INCREASE IN CASH
AND CASH EQUIVALENTS	27,397,082	1,371,253
Cash and Cash Equivalents at Beginning of Period	33,948,317	39,561,100
CASH AND CASH
EQUIVALENTS AT END OF YEAR	$61,345,399	$40,932,353

Supplemental Disclosures of Cash Flow Information:
Interest Paid	$869,464	$1,332,878
Taxes Paid/(Refunded), net	$660,000	$(1,043,161)
Transfer of Loans to Other Real Estate Owned	$114,205	$252,029
Loans to Facilitate the Sale of Other Real Estate Owned	$-	$250,000

The accompanying notes are an integral part of these financial statements.

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 1 – Basis of Presentation

The accompanying unaudited financial statements of Beach Business Bank (the “Bank”) have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC).    The interim financial statements included herein have been prepared by Beach Business Bank, without audit, in accordance with accounting principles generally accepted in the United States of America and the SEC rules and regulations.  Certain information and footnote disclosures, normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such SEC rules and regulations.  Nevertheless, the Bank believes that the disclosures are adequate to make the information presented not misleading.  These interim financial statements should be read in conjunction with the audited financial statements and notes thereto included in this registration statement.

In the opinion of management, all adjustments, including normal recurring adjustments necessary to present fairly the financial position of the Bank with respect to the interim consolidated financial statements and the results of its operations for the interim period ended June 30, 2012, have been included.  The results of operations for interim periods are not necessarily indicative of the results for a full year. Certain reclassifications were made to prior year’s presentations to conform to the current year. These reclassifications had no material impact on the Bank’s previously reported financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses, and disclosure of contingent assets and liabilities as of the dates and for the periods presented.  A significant estimate included in the accompanying financial statements is the allowance for loan losses.  Actual results could differ from those estimates.

The significant accounting policies that the Company applies are detailed in Note A – summary of significant Accounting Policies, of the Company’s audited financial statements for the year ended December 31, 2011.  There have been no changes to these policies or their application other than as noted below, related to the adoption of standard updates issued by the Financial Accounting Standards Board (“FASB”)

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 2 – Recently Issued Accounting Pronouncements Adopted

In May 2011, the FASB issued an amendment to achieve common fair value measurement and disclosure requirements between U.S. and International accounting principles.  Overall, the guidance is consistent with existing U.S. accounting principles; however, there are some amendments that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendment in this guidance will be effective for interim and annual reporting periods beginning after December 15, 2011.  The amendment did not significantly impact the Bank.

In September 2011, the FASB amended existing guidance and eliminated the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity.  The amendment requires that comprehensive income be presented in either a single continuous statement or in two separate consecutive statements.  This amendment will be effective for interim and annual reporting periods beginning after December 15, 2011.  The adoption of this amendment will change the presentation of the components of comprehensive income for the Bank as part of the statement of shareholders' equity.

Newly Issued But Not Yet Effective Accounting Standards:  In December 2011, the FASB issued an accounting standards update to increase the disclosure requirements surrounding derivative instruments that are offset within the balance sheet pursuant to the provisions of current generally accepted accounting principles.  The objective of the update is to provide greater comparability between issuers reporting under U.S. versus International accounting principles and provide users the ability to evaluate the effect of netting arrangements on a company’s financial statements.  The provisions of the update are effective for annual and interim periods beginning on or after January 1, 2013 and are not currently expected to add to the Bank’s current level of disclosures.

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 3 – Investment Securities

Debt and equity securities have been classified in the statements of condition according to management’s intent.  The carrying amount of securities and their approximate fair values at June 30, 2012 and December 31, 2011 were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-Sale:

June 30, 2012
U.S. Government Agency Securities	$2,702,069	$18,751	$(2,880)	$2,717,940
State and Municipal Securities	2,885,000	-	-	$2,885,000
	$5,587,069	$18,751	$(2,880)	$5,602,940

December 31, 2011
U.S. Government Agency Securities	$2,703,499	$41,493	$-	$2,744,992
State and Municipal Securities	3,080,000	-	-	3,080,000
	$5,783,499	$41,493	$-	$5,824,992

Investment securities carried at approximately $721,000 at June 30, 2012 and $1,741,000 at December 31, 2011, respectively, were pledged to secure public deposits and for other purposes as permitted or required by law.

The scheduled maturities of securities at June 30, 2012 were as follows:

		Available-for-Sale
	Amortized		Fair
	Cost		Value

Due in One Years to Three Years	$702,069		$720,820
Due from Three Years to Five Years	2,000,000		1,997,120
Due after Ten Years	2,885,000		2,885,000

	$5,587,069		$5,602,940

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 4 - Loans

The Bank's loan portfolio consists primarily of loans to borrowers within Southern California.  Although the Bank seeks to avoid concentrations of loans to a single industry or based upon a single class of collateral, real estate and real estate associated businesses are among the principal industries in the Bank's market area and, as a result, the Bank's loan and collateral portfolios are, to some degree, concentrated in those industries.

The Bank also originated SBA loans and other governmental guaranteed loans which it periodically sells to governmental agencies and institutional investors.  Revenues generated from the origination of loans guaranteed by the Small Business Administration under its various programs and sale of the guaranteed portions of those loans contribute to the Bank's income.  Funding for these SBA programs depends on annual appropriations by the U.S. Congress.

The Bank was servicing approximately $72,542,000 in SBA loans previously sold as of June 30, 2012.

A summary of the changes in the allowance for loan losses for the periods indicated is as follows:

	Six Months Ended June 30,
	2012	2011

Beginning Balance	$5,941,560	$5,941,989
Additions to the Allowance Charged to Expense	850,000	686,000
Net (charge-offs) recoveries:
Loans Charged-off	1,004,734	621,934
Recoveries	44,884	13,812
Total net (charge-offs) recoveries	959,850	608,122

Ending Balance	$5,831,710	$6,019,867

Net (charge-off's) recoveries to average loans	0.38%	0.24%
Allowance for loan losses to total loans	2.41%	2.42%

Total Loans	$241,839,000	$249,074,000
Average Loans	$253,782,000	$255,457,000

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 4 – Loans - Continued

The following table presents, by portfolio segment, the changes in the allowance for loan losses, the recorded investment in loans and impairment method as of the dates and for the periods indicated (dollars in thousands):
	Construction
	and Land	Real Estate -
June 30, 2012	Development	Other	Commercial	Consumer	Total
Allowance for Loan Losses:
Beginning of Year	$74	$3,633	$2,095	$140	$5,942
Provisions	24	183	661	(18)	850
Charge-offs	-	(596)	(409)	-	(1,005)
Recoveries	-	15	30	-	45
End of Year	$98	$3,235	$2,377	$122	$5,832
Reserves:
Specific	$-	$126	$537	$-	$663
General	98	3,109	1,840	122	5,169
	$98	$3,235	$2,377	$122	$5,832
Loans Evaluated for Impairment:
Individually	$1,130	$1,571	$3,718	$-	$6,420
Collectively	5,020	138,303	91,911	185	235,418
	$6,150	$139,874	$95,629	$185	$241,838

December 31, 2011
Allowance for Loan Losses:
Beginning of Year	$91	$3,822	$1,890	$139	$5,942
Provisions	(17)	930	580	1	1,494
Charge-offs	-	(1,164)	(463)	-	(1,627)
Recoveries	-	45	88	-	133
End of Year	$74	$3,633	$2,095	$140	$5,942
Reserves:
Specific	$-	$62	$26	$-	$88
General	74	3,571	2,069	140	5,854
	$74	$3,633	$2,095	$140	$5,942
Loans Evaluated for Impairment:
Individually	$1,145	$1,457	$1,909	$-	$4,511
Collectively	4,556	137,779	99,864	245	242,444
	$5,701	$139,236	$101,773	$245	$246,955

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited
NOTE 4 - Loans - Continued

The Bank categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as current financial information, historical payment experience, collateral adequacy, credit documentation, and current economic trends, among other factors.  The Bank analyzes loans individually by classifying the loans as to credit risk.  This analysis typically includes larger, non-homogeneous loans such as commercial real estate and commercial and industrial loans.  This analysis is performed on an ongoing basis as new information is obtained.  The Bank uses the following definitions for risk ratings:

Pass - Loans classified as pass include loan not meeting the risk ratings defined below.

Special Mention - Loans classified as special mention have a potential weakness that deserves management's close attention.  If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution's credit position at some future date.

Substandard - Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

Impaired - A loan is considered impaired, when, based on current information and events, it is probable that the Bank will be unable to collect all amounts due according to the contractual terms of the loan agreement.

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited
NOTE 4 - Loans – Continued

The risk category of loans by class of loans based upon the most recent internal loan classifications as of the dates indicated (dollars in thousands):

		Special
June 30, 2012	Pass	Mention	Substandard	Impaired	Total

Construction and Land Development	$5,020	$-	$-	$1,130	$6,150
Real Estate - Other
1-4 Family Residential	30,772	-	112	-	30,884
Commercial Real Estate and Other	103,114	2,767	1,538	1,571	108,990
Commercial	85,326	4,063	2,521	3,718	95,629
Consumer	185	-	-	-	185

	$224,417	$6,830	$4,171	$6,420	$241,838

December 31, 2011
Construction and Land Development	$4,556	$-	$-	$1,145	$5,701
Real Estate - Other
1-4 Family Residential	31,618	-	115	-	31,733
Commercial Real Estate and Other	102,690	312	3,044	1,457	107,503
Commercial	92,025	5,913	1,926	1,909	101,773
Consumer	245	-	-	-	245
	$231,134	$6,225	$5,085	$4,511	$246,955

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 4 - Loans - Continued

Past due and nonaccrual loans were as follows as of the dates indicated (dollars in thousands):

	Still Accruing
	30-59 Days	60-89 Days	Over 90 Days
June 30, 2012	Past Due	Past Due	Past Due	Nonaccrual
Construction and Land Development	$-	$-	$-	$1,130
Real Estate - Other
1-4 Family Residential	-	-	-	-
Commercial Real Estate and Other	-	-	-	1,057
Commercial	-	-	-	940
Consumer	-	-	-	-
	$-	$-	$-	$3,127

December 31, 2011
Construction and Land Development	$-	$-	$-	$1,145
Real Estate - Other
1-4 Family Residential	-	-	-	-
Commercial Real Estate and Other	-	-	-	1,457
Commercial	-	-	-	418
Consumer	-	-	-	-
	$-	$-	$-	$3,020

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 4 - Loans - Continued

The following tables present, by loan category, the recorded investment and unpaid principal balances for impaired loans with the associated allowance amount, if applicable, as of the dates and for the periods indicated (dollars in thousands):
	Unpaid			Average	Interest
	Principal	Recorded	Related	Recorded	Income
June 30, 2012	Balance	Investment	Allowance	Investment	Recognized
With no Related Allowance Recorded
Construction and Land Development	$1,981	$1,130	$-	$1,138	$-
Real Estate - Other
1-4 Family Residential	-	-	-	-	-
Commercial Real Estate and Other	1,095	704	-	779	2
Commercial	2,947	2,827	-	2,892	52
With an Allowance Recorded
Construction and Land Development	-	-	-	-	-
Real Estate - Other
1-4 Family Residential	-	-	-	-	-
Commercial Real Estate and Other	2,699	867	126	890	-
Commercial	1,413	892	537	1,052	-
Consumer	-	-	-	-	-
	$10,135	$6,420	$663	$6,751	$54

December 31, 2011
With no Related Allowance Recorded
Construction and Land Development	$1,989	$1,145	$-	$1,151	$-
Real Estate - Other
1-4 Family Residential	-	-	-	-	-
Commercial Real Estate and Other	1,791	1,210	-	1,357	-
Commercial	1,979	1,779	-	2,305	24
With an Allowance Recorded
Construction and Land Development	-	-	-	-	-
Real Estate - Other
1-4 Family Residential	-	-	-	-	-
Commercial Real Estate and Other	264	247	62	266	-
Commercial	139	130	26	138	-
Consumer	-	-	-	-	-
	$6,162	$4,511	$88	$5,217	$24

Interest income included above recognized on the cash basis amounted to zero for the six months ended June 30, 2012 and for the twelve months ended December 31, 2011, respectively.

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 4 - Loans - Continued

The Bank has allocated approximately $116,000 of specific reserves to customers whose loan terms have been modified in troubled debt restructurings as of June 30, 2012.  The Bank has committed to lend no additional amounts to customers with outstanding loans that are classified as troubled debt restructurings as of June 30, 2012.

During the six months ended June 30, 2012, the terms of certain loans were modified as troubled debt restructurings. The modification of the terms of such loans included one or a combination of the following: a reduction of the stated interest rate of the loan; an extension of the maturity date at a stated rate of interest lower than the current market rate for new debt with similar risk or a temporary forbearance with regard to the payment of principal or interest.

There were two modifications involving a reduction of the stated interest rate of the loan or involving an extension of the maturity date. Three modifications involving temporary forbearance of principal or interest were for periods ranging from three to six months.

The following table presents loans by class modified as troubled debt restructurings that occurred during the six months ended June 30, 2012 (dollars in thousands):

		Pre-	Post-
		Modification	Modification
	Number of	Recorded	Recorded
June 30, 2012	Loans	Investment	Investment
Construction and Land Development		$-	$-
Real Estate - Other
1-4 Family Residential		-	-
Commercial Real Estate and Other	2	681,986	681,986
Commercial	3	1,815,817	1,815,817
Consumer		-	-
	5	$2,497,803	$2,497,803
December 31, 2011
Construction and Land Development		$-	$-
Real Estate - Other
1-4 Family Residential		-	-
Commercial Real Estate and Other	2	584	584
Commercial	5	1,547	1,547
Consumer		-	-
	7	$2,131	$2,131

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 4 - Loans - Continued

The troubled debt restructurings described in the previous table did not increase the allowance for loan losses and resulted in no charge-offs during the six months ended June 30, 2012.

There was one loan which was modified as troubled debt restructurings for which there was a payment default within twelve months following the modification during the six months ended June 30, 2012. A loan is considered to be in payment default once it is 90 days contractually past due under the modified terms.  As a result of this default there was no impact to the allowance for loan losses.

The following table presents loans by class modified as troubled debt restructurings for which there was a payment default within twelve months following the modification during the period ended June 30, 2012:

Recorded
Investment
	Number of	at Date of
June 30, 2012	Loans	Default
TDR's that Defaulted
Commercial Real Estate:
Construction and Land Development	-	$-
Multifamily	-	-
Other	1	264
Residential Real Estate	-	-
Commercial	-	-
	1	$264

Recorded
Investment
	Numberof	atDateof
December 31, 2011	Loans	Default
TDR's that Defaulted
Commercial Real Estate:
Construction and Land Development	-	$-
Multifamily	-	-
Other	3	917
Residential Real Estate	-	-
Commercial	1	132
	4	$1,049

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 5 – Other Expense

Other expenses as of June 30 are comprised of the following:

	2012	2011

Marketing and Business Promotion	$208,276	$289,924
Office Expenses	179,176	182,752
Insurance	31,249	18,819
Director Fees and Expenses	96,353	89,434
Collection Expenses	168,627	335,999
Merger Expenses	798,894	-
Other Expenses	188,975	258,746

	$1,671,550	$1,175,674

NOTE 6 – Earnings Per Share (“EPS”)

The following is a reconciliation of net income (loss) and shares outstanding to the income and number of shares used to compute EPS as of June 30:

	June 30, 2012		June 30, 2011
	Income	Shares	Income	Shares

Net Income (Loss) as Reported	$593,618		$997,749
Accretion of Preferred Stock	(146,890)		(30,000)
Dividends Paid on Preferred Stock	(45,859)		(163,500)
Weighted Average Shares Outstanding		4,084,978		4,036,984
Used in Basic EPS	400,869	4,084,978	804,249	4,036,984
Dilutive Effect of Outstanding:
Stock Options		68,538		837
Restricted Stock Grants		95,886		42,474

Used in Dilutive EPS	$400,869	4,249,402	$804,249	4,080,295

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 6 – Earnings Per Share (“EPS”) - Continued

At June 30, 2012 and 2011 there were zero and 567,900 stock options, respectively, that could potentially dilute earnings per share that were not included in the computation of diluted earnings per share because to do so would have been antidilutive.

NOTE 7 – Commitments and Contingencies

The Bank’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those commitments.  Commitments to extend credit (such as the unfunded portion on lines of credit and commitments to fund new loans) as of June 30, 2012 and December 31, 2011 amount to approximately $49.1 million and $46.1 million respectively, of which approximately $653,000 and $1.7 million are related to standby letters of credit, respectively.  The Bank uses the same credit policies in these commitments as for all of its lending activities.  As such, the credit risk involved in these transactions is essentially the same as that involved in extending loan facilities to customers.

Because of the nature of its activities, the Bank is from time to time subject to pending and threatened legal actions, which arise out of the normal course of their business.  In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position, results of operations or liquidity.

NOTE 8 – Stock Based Compensation

The Bank’s 2003 Stock Plan was approved by its shareholders in May 2003.  Under the terms of the 2003 Stock Plan, officers and key employees may be granted both nonqualified and incentive stock options and directors and other consultants, who are not also an officer or employee, may only be granted nonqualified stock options.  The Plan provides for options to purchase 1,100,000 shares of common stock at a price not less than 100% of the fair market value of the stock on the date of grant. However, at the time of any grant of an option under this plan, the total number of shares that may be optioned and sold under the Plan, taking into consideration all previously issued option grants, shall be limited to no more than 15% of the total number of shares of stock issued and outstanding.  Based on this limitation, the maximum number of shares which could have been granted as of June 30, 2012 was 637,254.  Stock options expire no later than five to ten years from the date of the grant and generally vest over four years.  The Plan provides for accelerated vesting if there is a change of control, as defined in the Plan.  The Bank has recognized stock-based compensation cost of $190,000 for the first six months ended June 30, 2012.  Tax benefits related to stock-based compensation were approximately $10,000.

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 8 – Stock Based Compensation - Continued

The Bank entered into an Agreement and Plan of Merger, dated as of August 30, 2011, as amended on October 31, 2011, with First PacTrust Bancorp, Inc., pursuant to which, subject to the terms and conditions of the Agreement and Plan of Merger, the Bank is to be merged with a wholly owned subsidiary of First PacTrust Bancorp, Inc.   The Merger will constitute a “Terminating Event” of the Bank’s Stock Plan and all of the shares in the plan which are not exercised were cancelled at the effective time of the Merger, July 1, 2012.

A summary of the status of the Bank’s stock option plan as of June 30, 2012 and changes during the first six months thereon is presented below:

Weighted-
		Weighted-	Average
		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value

Outstanding at Beginning of Year	509,600	$8.55
Granted	-	$-
Exercised	146,000	$5.13
Forfeited/Cancelled	363,600	$9.92

Outstanding at June 30, 2012	-	$-	0Years	None

Options Exercisable	-	$-	0Years	None

Options exercised in 2012 had an intrinsic value of approximately $1,343,000.  There was no unrecognized compensation cost relating to the stock option plan as of June 30, 2012.  In connection with the proposed merger discussed in Note Q of the December 31, 2011 financial statements, the Bank cancelled 123,400 stock options for $1.43 per option.  The fair value of the options of approximately $176,000 was charged to additional paid in capital.

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 8 – Stock Based Compensation - Continued

The Bank grants restricted common stock in connection with its annual incentive programs.  As of June 30, 2012 restricted stock of 28,872 shares will vest over a three year period provided certain annual and net income goals are met.   The Bank recognized compensation costs of approximately $100,000 and related tax benefits of $41,000 for the six months ended June 30, 2012.  The total fair value of shares vested in 2012 was approximately $869,000.  A summary of the restricted stock activity for the first six months of 2012 is presented below:

		Weighted-
		Average
		Grant-Date
	Shares	Fair Value

Nonvested at December 31, 2011	113,115	$4.65
New Stock Grants	11,299	$8.85
Shares Vested and Issued	(95,411)	$5.00
Shares Forfeited/Cancelled	(131)	$4.97

Nonvested at June 30, 2012	28,872	$4.97

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 9 – Fair Value Measurement

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  ASC Topic 825 requires disclosure of the fair value of financial assets and financial liabilities, including both those financial assets and liabilities that are measured and reported at fair value on a recurring basis and a non-recurring basis.  The methodologies for estimating the fair value of financial assets and financial liabilities that are measured at fair value on a recurring or non-recurring basis are discussed below.

In accordance with accounting guidance, the Company groups it financial assets and financial liabilities measured at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value.  These levels are as follows:

•	Level 1 – Observable unadjusted quoted prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.

•
Level 2 – Significant other observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities or unobservable inputs that are corroborated by market data.  This includes quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data, either directly or indirectly.  This would include those financial instruments that are valued using models or other valuation methodologies where substantially all of the assumptions are observable in the marketplace, can be derived from observable market data or are supported by observable levels at which transactions are executed in the marketplace.

•
Level 3 – Significant unobservable inputs that reflect a Company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.  Assets measured utilizing level 3 are for positions that are not traded in active markets or are subject to transfer restrictions, and or where valuations are adjusted to reflect illiquidity and or non-transferability.  These assumptions are not corroborated by market data.  This is comprised of financial instruments whose fair value is estimated based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable from objective sources.  Management uses a combination of reviews of the underlying financial statements, appraisals and management’s judgment regarding credit quality to determine the value of the financial asset or liability.

The following methods and assumptions were used by the Bank in estimating fair values of financial instruments.  Many of these estimates are subjective in nature, involve uncertainties and matters of judgment and, therefore, cannot be determined with precision.  Changes in assumptions could significantly affect these estimates.

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 9 – Fair Value Measurement - Continued

Cash and Cash Equivalents:  The carrying amounts reported in the Balance sheet for cash and cash equivalents approximate the fair values of those assets due to the short-term nature of the assets.

Interest Bearing Deposits at Other Financial Institutions:  The carrying amounts reported in the balance sheet for interest bearing deposits at other financial institutions approximates the fair value of these assets due to the short-term nature of the assets.

Securities:  The fair values of securities available for sale are determined by obtaining quoted prices on nationally recognized securities exchanges (Level 1) or matrix pricing, which is a mathematical technique used widely in the industry to value debt securities without relying exclusively on quoted prices for specific securities but rather by relying on the securities relationship to other benchmark quoted securities (Level 2).

Loans:  For the balances reported at June 30, 2012 and December 31, 2011, the fair value for loans is estimated by discounting the expected future cash flows using current interest rates at which similar loans would be made to borrowers with similar credit ratings for the same remaining maturities, adjusted for the allowance for loan loss.  Loans are segregated by type such as commercial and industrial, commercial real estate, construction and other loans with similar credit characteristics and are further segmented into fixed and variable interest rate loan categories.  Expected future cash flows are projected based on contractual cash flows, adjusted for estimated prepayments.

Impaired Loans:   The fair value of impaired loans is determined based on an evaluation at the time the loan is originally identified as impaired, and periodically thereafter, at the lower of cost or fair value.  Fair value on impaired loans is measured based on the value of the collateral securing these loans, if the loan is collateral dependent, or based on the discounted cash flows for non-collateral dependent loans, and are classified at a level 3 in fair value hierarchy.  Collateral on collateral dependent loans may be real estate and/or business assets including equipment, inventory and/or accounts receivable and is determined based on appraisals performed by qualified licensed appraisers hired by the Bank.  Appraised and reported values may be discounted based on management’s historical knowledge, changes in market conditions from the time of valuation, and/or management’s expertise and knowledge of the client and client’s business.  Such discounts are typically significant and result in a Level 3 classification of the inputs for determining fair value.  For unsecured loans, the estimated future discounted cash flows of the business or borrower are used in evaluating the fair value.  Impaired loans are reviewed and evaluated on at least a quarterly basis for additional impairment and adjusted accordingly, based on the same factors identified above.

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 9 – Fair Value Measurement - Continued

Other Real Estate Owned:  The fair value of other real estate owned is generally based on real estate appraisals (unless more current market information is available) less estimated costs of sale.  These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach.  Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available.  Such adjustments are typically significant and result in a Level 3 classification of the inputs for determining fair value.

Non-Maturing Deposits:  The fair values for non-maturing deposits (deposits with no contractual termination date), which includes the Bank’s non-interest bearing demand deposits, interest bearing transaction accounts money market deposits and savings accounts are equal to their carrying amounts, which represent the amounts payable on demand.  Because the carrying value and fair value are by definition identical, these balances are not listed in the following tables.

Maturing Deposits:  The fair values of fixed maturity certificates of deposit (time deposits) are estimated using a discounted cash flow calculation that applies current market deposit interest rates to the Bank’s current certificate of deposit interest rates for similar term certificates.  The carrying amount of accrued interest payable approximates its fair value.

Off-Balance Sheet Financial Instruments:  The fair value of commitments to extend credit and standby letters of credit is estimated using the fees currently charged to enter into similar arrangements.  The fair value of these financial instruments is not material.

Assets Measured at Fair Value on a Recurring Basis

The following table summarized the financial assets and financial liabilities measured at fair value on a recurring basis as of the dates indicated, segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair values.

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 9 – Fair Value Measurement - Continued

The following table summarizes the financial assets and financial liabilities measured at fair value on a recurring basis as of the dates indicated, segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair value.

Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
	Total Carrying	Assets	Inputs	Inputs
	Value	(Level 1)	(Level 2)	(Level 3)
June 30, 2012

Securities Available for Sale	$5,603,000	$-	$5,603,000	$-

December 31, 2011

Securities Available for Sale	$5,825,000	$-	$5,825,000	$-

Assets Measured at Fair Value on a Non-recurring Basis

The Bank may be required periodically, to measure certain financial assets and financial liabilities at fair value on a non-recurring basis, that is, the instruments are not measured at fair value on an ongoing basis, but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment).  These included assets that are measured at the lower of cost or market value that were recognized at fair value below cost at the end of or during the period

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 9 – Fair Value Measurement - Continued

The following table presents the balances of assets and liabilities measured at fair value on a non-recurring basis by caption and by level within the fair value hierarchy as of the dates indicated.

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
June 30, 2012

Collateral-Dependent Impaired
Loans, Net of Specific Reserves	$22,000	$-	$-	$22,000
Other Real Estate Owned	$114,000	$-	$-	$114,000

December 31, 2011

Collateral-Dependent Impaired
Loans, Net of Specific Reserves
Commercial	$222,000	$-	$-	$222,000
Other Real Estate Owned	$-	$-	$-	$-

The following table presents the significant unobservable inputs used in the fair value measurements for Level 3 assets measured at fair value on a non-recurring basis as of the dates indicated:

Significant
		Valuation	Unobservable
	Fair Value	Technique	Inputs	Range
June 30, 2012

Collateral-Dependent Impaired
Loans with Specific Valuation			Estimated
Allowance and or Partial		Appraisal	Collateral value
Charge-offs	$22,000	Value	of property	5% to 20%

Estimated
		Appraisal	Collateral value
Other real estate owned	$114,000	Value	of property	5% to 20%

BEACH BUSINESS BANK

NOTES TO FINANCIAL STATEMENTS
June 30, 2012
Unaudited

NOTE 9 – Fair Value Measurement – Continued

The following table provides the hierarchy and fair value for each major category of assets and liabilities measured at fair value at June 30, 2012 and December 31, 2011.

	June 30, 2012
	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial Assets:
Cash and Cash Equivalents	$5,867	$5,867	$5,867	$-	$-
Deposits in Other Financial Institutions	60,152	60,152	60,152
Investment Securities	5,603	5,603		5,603
Loans Held for Sale	-	-
Loans, net	235,353	238,846			238,846
FHLB and Other Bank Stock	1,516	1,516			1,516
Accrued Interest Receivable	846	846			846

Financial Liabilities:
Noninterest-bearing Demand	84,304	84,304	84,304
Interest-Bearing Deposits	187,505	190,618		190,618
Other Borrowings	2,315	2,315		2,315
Accrued Interest	44	44	44

	December31,2011
	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial Assets:
Cash and Cash Equivalents	$33,948	$33,948	$33,948	$-	$-
Deposits in Other Financial Institutions	6,214	6,214	6,214
Investment Securities	5,825	5,825		5,825
Loans Held for Sale	14,079	14,079		14,079
Loans, net	240,554	244,204			244,204
FHLB and Other Bank Stock	1,448	1,448			1,448
Accrued Interest Receivable	1,000	846			846

Financial Liabilities:
Noninterest-bearing Demand	66,987	66,987	66,987
Interest-Bearing Deposits	184,070	184,699		184,699
Other Borrowings	13,500	13,500		13,500
Accrued Interest	44	44	44